RAND CAPITAL CORPORATION

                                  27TH ANNUAL REPORT
                                         1995

                    Rand Capital Corporation is a registered closed-end management investment company, investing in the securities of small businesses, which offer unique opportunities for growth.

                              NET ASSET VALUE PER SHARE*

                              [A bar chart is presented]

                    Measurement Period       Net Asset
                    (Year Covered)           Value

                    Measurement Pt-12/31/86  $2.13
                    YE 12/31/87              $2.07
                    YE 12/31/88              $2.44
                    YE 12/31/89              $2.53
                    YE 12/31/90              $2.07
                    YE 12/31/91              $2.12
                    YE 12/31/92              $3.07
                    YE 12/31/93              $3.07
                    YE 12/31/94              $3.19
                    YE 12/31/95              $2.21

               * Adjusted for stock distributions.

                                                             March 31, 1996
          TO OUR SHAREHOLDERS:

                    Our net asset value at December 31, 1995 was $9,333,305, or $2.21 per share, compared to $13,351,926, or $3.19 per share at December 31, 1994. Results of operations in 1995 showed a net loss of $641,941 as compared to a net loss of $424,417 in 1994 primarily due to increased personnel related expenses in 1995.

                    We reduced our valuations of Aria Wireless Systems and Bydatel in the fourth quarter of 1995 from $5,575,000 and $1,168,000, respectively, to $198,000 and $33,000, respectively. The valuation adjustment was based on an analysis of the capital requirements of Aria and the potential dilutive effects of any new capital. Although the company displays enormous potential, it lacks sufficient capital to execute its business plan and a suitable strategic partner. We continue to monitor the situation closely.

                    During 1995 we made the following new investments:

   NAME OF COMPANY                    TYPE OF BUSINESS                   AMOUNT

   American Tactile Corporation       ADA signs for visually impaired    $100,000
   CAI Wireless Systems               Wireless cable television system    237,547
                                        operator
   CableMaxx, Inc.                    Wireless cable television system     97,500
                                        operator
   Commercial Maintenance Org.        Maintenance service network          80,000
   Jamestown Community Bank           Community bank                      500,000
   Reflection Technology, Inc.        Virtual display technology          500,000
   TGT, Inc.                          Biological alternatives to           56,000
                                        chemical pesticides
   TransWorld Telecom, Inc.           Wireless cable television system    131,498
                                        operator

                    Also in 1995, we increased our investment in Comptek Research, Inc. via the purchase of 28,249 shares of common stock. Additionally, we purchased 2,856 shares of Ultra-Scan Corporation (formerly Niagara Technology, Inc.) at a cost of $99,984. We sold our investment in International Imaging Materials, Inc. for a pretax gain of $411,846. When ACSE was acquired by CAI Wireless Systems, Inc. in 1995 for a combination of stock and cash, we realized a pretax gain of $103,026.

                    The increase in value of Mobile Media Corporation is noteworthy. Mobile Media's 1995 stock split of 1.4 common shares for 1 resulted in 20,369 additional shares for our company, increasing our investment value from $750,000 at December 31, 1994 to $1,586,200 at December 31, 1995.

                    During the year we wrote off our investments in Rand Pharmaceutical (HK), Ltd. in the amount of $165,000 and in Trade Winds Fan Co., Inc. of $520,000 due to their insolvency.

                    While 1995 ended on a disappointing financial note, we did prepare for the future by attracting new management to replace Mr. Donald Ross, who retired on December 31, 1995. Mr. Ross, a founder and President of our company for the past 26 years, has agreed to continue to assist the company as a consultant. He was replaced by a team consisting of Allen F. Grum, who was elected President, and Nora B. Sullivan who will serve as Executive Vice President. Robin K. Penberthy was elected Secretary and Treasurer of our company.

                    We are optimistic about the long-term growth and capital appreciation of Rand's assets. In conjunction with the Board of Directors, management is conducting a strategic review of our company during the first quarter of 1996. While comprehensive in nature, it will focus on our company's cost structure, investment strategy and investment management policy in order to continue to ensure maximization of shareholder value.


                                        Sincerely,

                                        s/Thomas R. Beecher, Jr.
                                             Chairman

                                        s/Allen F. Grum
                                             President

                                        s/Nora B. Sullivan
                                             Executive Vice President

                             INDEPENDENT AUDITOR'S REPORT

          To the Board of Directors and Stockholders
          Rand Capital Corporation
          Buffalo, New York

                    We have audited the accompanying statements of financial position, including the portfolio of investments, of Rand Capital Corporation as of December 31, 1995 and 1994, and the related statements of operations and changes in net assets for the years then ended, and the schedule of selected per share data and ratios for each of the five years in the period ended December 31, 1995. These financial statements and the schedule of selected per share data and ratios are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and the schedule of selected per share data and ratios based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the schedule of selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the schedule of selected per share data and ratios. Our procedures included examination of securities owned as of December 31, 1995 and 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and schedule presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and the schedule of selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Rand Capital Corporation as of December 31, 1995 and 1994, and the results of its operations and changes in its net assets for the years then ended and selected per share data and ratios for each of five years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

                    As explained in Note 1, the financial statements include securities valued at $8,997,613 (96% of net assets), and $13,698,913 (103% of net assets) at December 31, 1995 and 1994, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                    Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of changes in investments at cost for the year ended December 31, 1995, listed in the table of contents, is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This supplemental schedule is the responsibility of the Corporation's management. Such information in the schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                        s/ Deloitte & Touche LLP
                                        Certified Public Accountants
                                        Buffalo, New York

                                        February 9, 1996

                                                       December 31,
                     ASSETS                      1995              1994
                                                 ____              ____

      Investments at Directors' valuation
      (identified cost: 1995 - $5,761,573;
      1994 - $4,550,713) (Note 1)           $ 8,997,613      $13,698,913

      Temporary investments, at market
      value which approximates cost             545,050        1,676,008
      Cash                                      162,509          430,395

      Interest receivable (net of
      allowance in 1995 - $20,400; 1994 -
      $2,000)                                   147,556          395,855

      Accounts receivable - other                     0            1,707

      Income taxes receivable (Note 2)            4,187                0

      Other assets                               46,957           55,141
                                                _______           ______

           TOTAL ASSETS                     $ 9,903,872      $16,258,019
                                            ===========      ===========
      LIABILITIES AND STOCKHOLDERS' EQUITY (NET ASSETS)

      LIABILITIES:
        Accounts payable and accrued
        expenses (Notes 4 and 6)            $   226,808      $    66,793

        Loans payable other                           0           50,000

        Deferred taxes (Note 2)                 343,759        2,789,300
                                                _______        _________
           TOTAL LIABILITIES                    570,567        2,906,093
                                                _______        _________

      STOCKHOLDERS' EQUITY (NET ASSETS)
      (Note 3)
      Common stock, $.10 par - shares
      authorized 7,000,000; issued and
      outstanding, 1995 - 4,225,477 and
      1994 - 4,185,477                          422,548          334,833

      Capital in excess of par value          4,810,369        4,729,364

      Undistributed net investment loss        (812,838)        (319,192)
      Undistributed net realized gain on
      investments                             2,867,302        2,962,721

      Net unrealized appreciation of
      investments                             2,045,924        5,644,200
                                              _________        _________
           Net assets (per share in 1995 -
           $2.21; 1994 - $3.19)               9,333,305       13,351,926
                                              _________       __________

      TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                $ 9,903,872      $16,258,019
                                            ===========      ===========

                          See notes to financial statements

                               STATEMENTS OF OPERATIONS
                                                       December 31,
                                                 1995              1994
                                                 ____              ____

      Investment Income (Note 5):
        Interest from portfolio
        companies                            $   225,042     $   169,779

        Interest from other investments           85,896         125,640

        Other income                              37,266           5,985
                                                  ______           _____
                                                 348,204         301,404
                                                 _______         _______

      Expenses:

        Salaries                                 469,985         322,661

        Employee benefits                        166,412         117,298

        Directors' fees                           17,750          17,250

        Legal fees                                82,612          70,827

        Auditing and accounting                   14,715          19,473

        Consulting fees                            3,447           3,897

        Stockholders and office expense           31,808          30,881

        Occupancy expenses                        20,560          18,900

        Insurance                                 35,942          28,356

        Travel                                    27,140          20,228

        Other operating expenses                 119,324          35,725

        Interest expense                               0          40,325
                                                  ______          ______

                                                 989,695         725,821
                                                 _______         _______

      Investment (loss) before income
      taxes                                     (641,491)       (424,417)

      Income taxes (Note 2)                       14,100          18,000

      Deferred income tax (benefit)
      (Note 2)                                  (245,660)       (167,500)
                                                _________       _________
      Investment (loss) - net                   (409,931)       (274,917)
                                                _________       _________

      Realized and unrealized gain (loss)
      on investments:

      Realized loss from investments:
        Cost of sales and dispositions          (65,416)        (742,399)
                                                ________        _________

        Realized loss before income taxes       (65,416)        (742,399)

        Deferred income tax provision
        (benefit)                                30,003         (313,800)
                                                 ______         _________

      Net realized loss                         (95,419)        (428,599)
                                                ________        _________

      Unrealized appreciation:
        Beginning of year                     9,064,200        7,170,880

        End of year                           3,236,040        9,064,200
                                               _________       _________

        (Decrease) increase in unrealized
        appreciation before income taxes     (5,828,160)       1,893,320

        (Benefit) provision for deferred
        income taxes (Note 2)                (2,229,884)         732,600
                                             ___________        ________

      Net (decrease) increase in
      unrealized appreciation                (3,598,276)       1,160,720
                                             ___________       _________

      Net realized and unrealized (loss)
      gain on investments                    (3,693,695)         732,121
                                             ___________        ________
      Net (decrease) increase in net
      assets from operations                $(4,103,626)     $   457,204
                                            ============     ===========

                          See notes to financial statements

                         STATEMENTS OF CHANGES IN NET ASSETS
                                                          December 31,
                                                      1995              1994
                                                      ____              ____

      Net assets at beginning of period
      (includes undistributed net investment
      (loss) income of $(319,192) in 1994 and
      $22,699 in 1993)                            $13,351,926   $10,320,448


      Operations:
        Net investment loss                          (409,931)     (274,917)

        Net realized loss on investments              (95,419)     (428,599)

        Net (decrease) increase in unrealized
        appreciation of investments                (3,598,276)    1,160,720
                                                   ___________    _________

        Net (decrease) increase in net assets
        from operations                            (4,103,626)      457,204
                                                   ___________      _______

        Net proceeds of private offering,
        40,000 shares in 1995 and 530,000
        shares in 1994                                 85,005     2,574,274
                                                       ______     _________

      Net assets at end of period (includes
      undistributed net investment loss of
      $812,838 in 1995 and $319,192 in 1994)      $ 9,333,305   $13,351,926
                                                  ===========   ===========
                          See notes to financial statements

                    SCHEDULE OF SELECTED PER SHARE DATA AND RATIOS
                          Five Years Ended December 31, 1995

   Selected data for each share of capital stock outstanding throughout the five most current years is as follows:


                                          Year Ended December 31,
                             1995      1994**      1993**     1992**     1991**
                             ____      ______      ______     ______     ______

    Investment income        $  0.09    $  0.07    $  0.13     $  0.17     $  0.22

    Expenses                    0.23       0.17       0.18        0.18        0.20
                                ____       ____       ____        ____        ____
      Investment (loss)
      income before
      income taxes            (0.14)     (0.10)     (0.05)      (0.01)        0.02

    Provision for income
    taxes (benefit)           (0.05)     (0.03)     (0.01)        0.00        0.00
                              ______     ______     ______        ____        ____
      Net investment
      (loss) income           (0.09)     (0.07)     (0.04)      (0.01)        0.02

    Net realized and
    unrealized gain
    (loss) on
    investments (net of
    taxes)                    (0.89)       0.18     (0.02)        0.96        0.04
                              ______       ____     ______        ____        ____

      Increase
      (decrease)
      in net asset value
      before cumulative
      effect of change
      in method of
      accounting              (0.98)       0.11     (0.06)        0.95        0.06

    Cumulative effect of
    change in method of
    accounting for
    income taxes
    (Note 2)                    0.00       0.00       0.06        0.00        0.00
                                ____       ____       ____        ____        ____

      Increase
      (decrease)
      in net asset value      (0.98)       0.11       0.00        0.95        0.06

    Net asset value -
    beginning                   3.19       3.07       3.07        2.12        2.06

    Net proceeds of
    private placement           0.00       0.01       0.00        0.00        0.00
                                ____       ____       ____        ____        ____
      Net asset value -
      ending                  $ 2.21     $ 3.19     $ 3.07      $ 3.07      $ 2.12
                              ======     ======     ======       =====       =====

    Ratio of expenses to
    average net assets         8.73%      6.13%      5.86%       6.66%       9.34%

    Ratio of net
    investment (loss)
    income to average
    net assets               (3.48)%    (2.32)%    (1.11)%     (0.38)%       0.92%
    Number of shares
    outstanding at end
    of period              4,225,477  4,185,477  3,357,352   3,357,352   3,357,352


    ** Per share data presented has been restated from prior years to reflect the 25% stock distributions of the Corporation occurring in 1995, 1994 and 1993.
                          See notes to financial statements.

                                           RAND CAPITAL CORPORATION
                            Portfolio of Investments - December 31, 1995 and 1994


                                                                   December 31, 1995     December 31, 1994

                                        Year
                                        First     Percent
                       Type of          Acquired  Equity               Directors'              Directors'
         Company       Investment       (a)       (b)         Cost     Valuation      Cost     Valuation
         _______       __________       ________  _______     ____     _________      ____     _________

   ARIA Wireless       Common stock -     1991    18.0       $400,000    $198,000    $400,000    $5,750,000
   Systems, Inc., NY.  23,000 shares
   (Formerly Bison
   Data Corp.)
   Manufactures and
   markets radio
   transmission
   communication
   equipment.

   American Tactile    Debenture at 8%    1995     -          100,000     100,000           0             0
   Corp., NY.          due June 23,
   Develops equipment  2000
   and systems to      convertible to
   produce ADA signs   preferred
   for the visually    shares to 12.5%
   impaired.           equity

   Auto Radiator       Common stock -     1991    10.0        125,000     250,000     125,000       250,000
   Sales, Inc., NY.    25 shares
   Manufactures and    Debenture at 14                        375,000     750,000     375,000       750,000
   distributes         2/3% due August
   replacement         31, 2000,
   automobile          convertible at
   products.           $5,000 per
                       share

   Bydatel Corp., NY   Common stock -     1989    20.3        350,000      33,000     350,000       350,000
   Licensor of         219,262 shares
   telecommunication   Demand loans at                        170,000           0     170,000       170,000
   technology.         6%
                       Warrants to
                       purchase
                       Shares equal to                              0           0           0       648,000
                       15.25% equity,
                       expiring 1998

   CAI Wireless Sys.,  Common stock -     1995    0.31        237,547     467,447           0             0
   Inc., NY            48,570 shares
   Wireless cable
   television systems
   operator.

   CableMaxx, Inc.,    Common stock -     1995    0.16         97,500     114,400           0             0
   TX                  15,000 shares
   Wireless cable
   television systems
   operator.

   Chem Pub LP, NY     Limited            1988    6.5           5,535     183,775      38,267       204,267
   Limited             partnership
   partnership         interest
   invested in
   "Chemical Week"
   magazine.

   Commercial          Common stock -     1995    20.0         80,000      80,000           0             0
   Maintenance         160 shares
   Organization, FL
   Maintenance
   service network
   for retailers,
   restaurants and
   vendors.

   Comptek Research,   Term loan at       1994     -          154,017     154,017     164,285       164,285
   Inc., NY            prime less 1%,
   Develops            due June 13,
   electronic systems  1998
   for military and    Common stock -     1995    0.63        500,007     238,307           0             0
   nonmilitary         28,249 shares
   applications.

   Corel Systems,      Convertible        1994    1.3         200,000     200,000     200,000       200,000
   Inc., CO.           preferred stock
   Develops fraud      - 200,000
   prevention          shares
   software for the
   wireless industry.

   J. Giardino, NY     First mortgage     1988    -           228,516     228,516     238,501       238,501
   Owns and leases     at 10%
   commercial
   property.

   International       Common stock -     1991    -                 0           0     305,000       991,300
   Imaging Materials,  30,500 shares
   Inc., NY
   Manufactures and
   sells thermal
   transfer ribbons.

   Jamestown Savings   Common stock -     1995    15.0        500,000     500,000           0             0
   Bank, NY            50,000 shares
   Community Savings
   Bank

   Mobile Media Corp,  Common stock -     1990    0.4          61,428   1,586,200      86,000       750,000
   NY                  50,923 shares
   (Merger of Local
   Area Telecom,
   Inc.)
   Provider of paging  Split - 1.4 to     1995    2.23         24,572
   and other wireless  1 -
   data services.      20,369 shares

   Phoenix Data        Convertible        1994    1.1         100,000     100,000     100,000       100,000
   Communications      preferred stock
   Corp., Rt.          - 4,000 shares
   Develops computer
   networking and
   multi-protocol
   software.

   Rand                Common stock -     1993    -                 0           0      15,000        15,000
   Pharmaceuticals     500 shares
   (HK) Ltd., Hong     Term loan at                                 0           0     150,000       150,000
   Kong                10%, due
   Distributes over-   November 19,
   the-counter drug    1998
   products to
   developing
   countries.

   Reflection          Convertible        1995    2.38        500,000     500,000           0             0
   Technology, Inc.    preferred stock
   MA                  - 161,290
   Develops and        shares
   licenses propriety
   virtual display
   technology.

   TGT, Inc. NY        Convertible        1995    0.56         56,000      56,000           0             0
   Develops and        preferred stock
   manufactures        - 32,000 shares
   biological
   alternatives to
   chemical
   pesticides.

   TelSoft Mobile      Convertible        1994    3.4         100,000     197,800     100,000       100,000
   Data, Inc. Canada   debenture at
   Develops mobile     7.5%, due
   data software.      December 15,
                       1996
                       Warrants to
                       purchase:
                       184,000 shares
                       at $2.25
                       (Canadian)
                       each, expiring
                       1995

   Three Sixty Corp.   Common stock -     1987    7.0         399,900     600,000     399,900       600,000
   NJ                  300 shares
   Acquires and        Debenture at                           136,700     200,000     136,700       200,000
   manages cable       8%, convertible
   television          at $1,333 per
   properties.         share
                       Debenture at                           451,306     451,306     500,000       500,000
                       15%,
                       convertible at
                       $4,700 per
                       share

   Trade Winds Fan     Common stock -     1992    -                 0           0     133,333             0
   Co., Inc., NY       179,969 shares
   Manufactures and    Term loan at                                 0           0     266,667             0
   sells ceiling fan   8.5%, due July
   products and        31, 2000
   systems.            Demand loan at                               0           0     120,000        70,000
                       10%

   TransWorld          Common stock -     1995    0.46        131,498     136,998           0             0
   Telecom, Inc., UT   132,826 shares
   Wireless cable
   television system
   operator.

   Ultra-Scan Corp.,   Common stock -     1992    15.7        276,986   1,665,386     152,000     1,472,500
   NY                  47,583 shares
   (formerly Niagara   Term Loan at 9%                              0           0      25,000        25,000
   Technology, Inc.)   due June 30,
   Ultrasonic          1995
   fingerprint
   scanning
   technology.
   Other investments                                               61       6,461          60            60
                                                                   __       _____          __            __

                       Total
                       Investments                         $5,761,573  $8,997,613  $4,550,713   $13,698,913
                                                           ==========  ==========  ==========   ===========
  Notes to Consolidated Portfolio of Investments

  (a)  The Year First Acquired column indicates the year in which Rand Capital Corporation acquired their first investment in the company or a predecessor company.  Cost represents the Federal income tax basis of the security.

  (b)  The equity percentages express the percent of outstanding voting securities held by the Company or the potential percentage of voting securities that could be held by the Company upon exercise of its warrants or conversion of debentures.  Warrants issuable to others were included in determining the percentages.
                                     See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS
                        YEARS ENDED DECEMBER 31, 1995 AND 1994


          1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               The Corporation operates as a closed-end management investment company registered under the Investment Company Act of 1940. The Corporation's former wholly owned subsidiary, Rand SBIC, Inc., which was licensed in accordance with the provisions of the Small Business Investment Act of 1958 was merged with Rand Capital Corporation effective September 30, 1994.

               The Corporation reports investments to portfolio companies on the value method of accounting and, accordingly, does not consolidate or recognize income or loss by use of the equity method of accounting for any investments. Under the value method, investments are carried in the statement of financial position at their fair value determined in good faith by the Board of Directors. Such valuations recognize changes in value as unrealized appreciation or depreciation from original cost.

               Substantially all of the Corporation's investments are restricted securities and may be subject to various restrictions on their disposition consistent with the Securities Act of 1933. This factor is taken into account by the Directors in valuing the Corporation's portfolio. The Directors also give consideration to the operating results, financial position, projected operations and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have impact on the value of a portfolio company.

               Securities of a class which are publicly traded, but which the Corporation believes are not readily marketable, are valued at a price discounted from that of the public market.

                Substantially all of the debt securities in the Corporation's portfolio are subordinated, in varying degrees, to other indebtedness of the investee. Prevailing interest rates were considered in valuing these securities.

               Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains or losses reported in prior periods. The costs of securities that have, in the Directors' judgment, become worthless are written off and reported as realized losses.

               Interest income generally is recorded on the accrual basis except where the investment is valued at less than cost to reflect risk of loss. In such cases, interest is recorded at the time of receipt. A reserve for possible losses on interest receivable is maintained when appropriate.

               Nonmonetary transactions are recorded on the basis of the fair value of the assets transferred.

               Certain reclassifications have been made to prior years for comparative purposes.

               Net assets per share are based on the number of shares of common stock outstanding during the respective year. The prior years have been restated to show the effects of a twenty-five percent stock distribution that occurred during 1995, 1994 and 1993 and a private offering which occurred during 1995 and 1994.

          2.   INCOME TAXES

               The Corporation does not presently qualify as a regulated investment company for income tax purposes.

               Deferred income taxes of $1,196,000 and $3,416,000 at December 31, 1995 and 1994, respectively, relate to net unrealized appreciation of investments. Such appreciation is not included in taxable income until realized.

               Included in deferred taxes on the accompanying statements of financial position is approximately $85,000 and $88,300 at December 31, 1995 and 1994, respectively, applicable to a gain being reported under the installment method for income tax purposes. This amount will be reduced in future periods as payments are received.

               The Corporation accounts for income taxes in accordance with FASB Statement No. 109, Accounting for Income Taxes. A requirement of FASB Statement No. 109 is that deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted tax rate expected to be in effect when the taxes are actually paid or recovered.

          Income Taxes:

          The net deferred tax liability presented in the balance sheet includes the following:


                                             1995                1994
                                        ______________      ______________
          Deferred tax liability        $    1,280,976      $    3,514,600
          Deferred tax asset                   937,217             725,300
                                        ______________      ______________
          Net deferred tax liability    $      343,759      $    2,789,300
                                        ==============      ==============

          The tax effect of the major temporary difference and carryforwards that give rise to the Corporation's net deferred tax liability are as follows:

                                             1995                1994
                                        _______________     _____________
          Operations                    $       (3,700)     $        9,581
          Investments                        1,280,976           3,505,059
          Net Operating loss
          carryforwards                       (478,490)           (240,310)
          Capital loss carryforwards          (455,027)           (485,030)
                                        _______________     _______________
          Net deferred tax liability    $      343,759      $    2,789,300
                                        ==============      ===============

          Income tax expense (benefit) is reported in the statements of operations:

                                             1995                1994
                                        _______________     _____________
          Tax currently payable
          on income:
          State                                14,100              18,000
                                        _______________     _____________
                                               14,100              18,000
                                        _______________     _____________

          Deferred:

          Tax (benefit) provision on change in unrealized appreciation:

               Federal                      (2,084,137)           234,900
               State                          (361,404)            16,400
                                        _______________     ______________
                                             (2,445,541)          251,300
                                        _______________     ______________
               Total                    $    (2,431,441)    $     269,300
                                        ================    ==============

          A reconciliation of the benefit for income taxes at the federal statutory rate to the benefit reported is as follows:


                                             1995                1994
                                        _______________     _____________
          Net investment gain and
          realized gain before income
          taxes                         $    6,535,067      $     726,504
                                        ==============      =============

          Expected tax (benefit)
          expense at statutory rate
          of 34%                        $   (2,239,193)     $     247,000
          State, net of federal effect        (592,727             50,000
          Other                                400,479            (27,700)
                                        _______________     ______________
               Total                    $   (2,431,441)     $     269,300
                                        ===============     =============


          At December 31, 1995, the Corporation had a Federal and a State net operating loss carryforward of approximately $1,185,000 and $590,000, respectively, which expires commencing in 2007.

          3.   STOCKHOLDERS' EQUITY

               On June 16, 1995 and June 16, 1994, the Corporation issued 837,150 and 669,738 shares of common stock, respectively, to shareholders of record as of May 26, 1995 and May 27, 1994, respectively, in conjunction with a 25% stock distribution declared by the Board of Directors. On October 19, 1995, the Corporation completed the sale of 40,000 shares of authorized and unissued common stock of the Corporation at $3.32 per share. Per share amounts reported in the financial statements and in the schedule of selected per share data and ratios have been restated to reflect the stock distributions. An amount equal to par value was charged to undistributed net investment income and credited to common stock.

               At December 31, 1995 and 1994 there were 500,000 shares of $10 par value preferred stock authorized and unissued.

          Summary of changes in capital accounts:

                            Undistributed       Undistributed       Net Unrealized
                            Net Investment      Realized Gain      Appreciation on
                               Income           on Investments        Investments

   Balance December 31,
   1993                     $    22,699         $   3,391,320       $   4,483,480
   Net (decrease) increase
   in net assets from
   operations                  (274,917)             (428,599)          1,160,720
   Stock Distribution           (66,974)                     0                  0
                            ____________        ______________      _____________
   Balance December 31,
   1994                        (319,192)             2,962,721          5,644,200
   Net decrease in net
   assets from operations      (409,931)               (95,419)        (3,598,276)
   Stock distribution           (83,715)                      0                 0
                            ____________        _______________     ______________
   Balance December 31,
   1995                     $  (812,838)        $    2,867,302      $   2,045,924
                            ============        ==============      =============

                            -----------Common Stock-----------
                                                                    Capital in
                                 Shares              Amount        Excess of Par
                            ______________      ________________   _____________
   Balance, December 31,
   1993 (1)                   2,148,589 (1)     $  214,859 (1)     $ 2,208,090 (1)
   Private Offering (1)         530,000 (1)         53,000 (1)       2,521,274 (1)
   Stock distribution (1)       669,738 (1)         66,974 (1)               0
                            _______________     ________________    ______________
   Balance, December 31,
   1994 (1)                   3,348,327 (1)        334,833 (1)       4,729,364 (1)
   Stock distribution           837,150             83,715                   0
   Private Offering              40,000              4,000              81,005
                            _______________     ________________    ______________
   Balance, December 31,
   1995                       4,225,477         $  422,548         $ 4,810,369
                            ===============     =================  ===============

          (1)  As previously reported, pre-1995 stock distribution.

          4.   COMMITMENTS AND CONTINGENCIES

               The Corporation has entered into an agreement with a former officer of the Corporation which, among other things, stipulates the following:

               a) From the date of retirement until the earlier of December 31, 1999 or death, the Corporation will employ this former officer as a consultant at an annual fee of $10,000. This contract is subject to renewal.

               b) This former officer will continue to be compensated under terms of a deferred compensation agreement. Payments under this agreement are expected to be paid out over the period of January 1, 1996 through September 31, 1999. The amounts under this agreement have been accrued as of December 31, 1995 due to all terms of the contract being satisfied by this fiscal year end.

               c) The Company offers health and dental benefits to this former officer and his family under terms of the deferred compensation agreement. These benefits are accounted for under Statement of Financial Accounting Standard No. 106, "Employers Accounting for Postretirement Benefits Other Than Pensions (FASB
                    106)", requiring the accrual method of accounting for these benefits.

          5.   TRANSACTIONS WITH AFFILIATES

               Income from affiliates of the Corporation as of December 31 was as follows:

                                             1995                1994
                                        ______________      ______________
               Interest Income          $      85,896       $      125,640
               Other                           32,014                3,493
                                        ______________      ______________
               Total                    $     117,910       $      129,133
                                        =============       ==============

          6.   PENSION EXPENSE

               The Corporation maintains contributory and noncontributory retirement plans for all employees meeting specified age and service requirements. Benefits are determined based on compensation history. The Corporation's policy is to accrue and fund the cost for the year. For the years ended December 31, 1995 and 1994, total retirement plan expense amounted to $81,131 and $83,646, respectively.

          Net pension expense for the defined benefit retirement plan consisted of the following:


                                             1995                1994
                                        ______________      ______________
          Service cost                  $      17,625       $      32,815
          Interest cost                        34,335              31,331
          Actual return on assets             (34,977)            (33,133)
          Net amortization and
            deferral                            4,415               7,606
                                        _____________       _____________
               Net pension expense      $      21,398       $      38,619
                                        =============       =============

          Actual contribution to this plan amounted to $78,718 and $62,214 in 1995 and 1994, respectively. The following table sets forth the Plan's funded status at December 31:

                                                     1995              1994
                                                  ___________      ____________

               Fair value of plan assets          $   496,340      $    493,294
                                                  ___________      ____________

          Actuarial present value of benefit
          obligations:
               Vested benefits                       (498,671)         (504,156)
               Non-vested benefits                          0                 0
                                                  ___________      ____________
                    Accumulated benefit
                    obligations                      (498,671)         (504,156)
               Effect of projected future salary
               increases                              (11,321)           (7,574)
                                                  ___________      ____________
                    Projected benefit obligations    (509,992)         (511,730)
                                                  ___________      ____________
          Funded status                               (13,652)          (18,436)
               Unrecognized transition amount          56,765            61,925
               Unrecognized gain                       84,412            26,716
               Adjustment required to recognize
               minimum liability                     (129,856)          (81,067)
                                                  ___________      ____________
                    Pension liability             $    (2,331)     $    (10,862)
                                                  ===========      ============

          The projected benefit obligation for both 1995 was determined using an assumed discount rate of 7.0% and an assigned rate of compensation increase of 3%. The assumed long-term rate of return on plan assets was 7% for both years.

          Management of the Corporation anticipates a former officer will receive a lump sum payment from the pension fund during 1996. This payout will approximate $478,000.

                   CHANGES IN INVESTMENTS AT COST AND REALIZED LOSS
                             Year Ended December 31, 1995

                                                       Cost
                                                     Increase         Realized
                                                    (Decrease)       Gain (Loss)
                                                    __________       ___________
          Additional investments:
               ASCE                                 $    237,546    $          0
               American Tactile Corp.                    100,000               0
               CAI Wireless Systems, Inc.                237,547               0
               CableMaxx, Inc.                            97,500               0
               Comptek Research, Inc.                    500,007               0
               Commercial Maintenance Organization        80,000               0
               Jamestown Savings Bank                    500,000               0
               Reflection Technology, Inc.               500,000               0
               TGT, Inc.                                  56,000               0
               TransWorld Telecom, Inc.                  141,398               0
               Ultra-Scan Corporation                     99,986               0
                                                    ____________    ____________
                    Total                              2,549,984               0
                                                    ____________    ____________

          Investments sold:
               ASCE                                     (237,546)        103,026
               International Imaging Materials, Inc.    (305,000)        411,846
               TransWorld Telecom, Inc.                   (9,900)          6,214
                                                    ____________    ____________
                    Total                               (552,446)        521,086
                                                    ____________    ____________

          Investments written off:
               Rand Pharmaceuticals (HK), Ltd.          (165,000)       (189,041)
               Trade Winds Fan Co., Inc.                (520,000)       (524,244)
                                                    ____________    ____________
                    Total                               (685,000)       (713,285)
                                                    ____________    ____________

          Other changes:
               Repayment of loans:
                    J. Giardino                           (9,984)              0
                    Three Sixty Corporation              (48,694)              0
               Other:
                    Chem Pub L.P.                        (32,732)        126,783
                    Comptek Research, Inc.               (10,268)              0
                                                    _____________   ____________

                    Total                               (101,678)        126,783
                                                    _____________   ____________
          Net change in investments at cost and
          realized loss                             $  1,210,860    $    (65,416)
                                                    ============    =============


                                   STOCK BID PRICE DATA*

                                        1995                     1994
                                   High      Low            High      Low
                                   _____________            _____________
          1st Quarter              4 1/4     3 1/2          5 5/8     4 3/8
          2nd Quarter              5 3/8     4 1/2          6 5/8     4 3/4
          3rd Quarter                7       5 1/4          4 3/4     4 1/2
          4th Quarter              6 1/2       3            4 1/2     3 3/4

          *  Stock bid price data has been adjusted for stock distribution

                                HOW TO APPLY FOR FUNDS


          To help applicants for investment funds, we are pleased to reprint in full the eligible subjects we would prefer to be included in investment applications. Please send this information to us so that we may study it before arranging a personal meeting to discuss the investment:

                    1. Brief history of company, nature of business or service and main products; Standard Industrial Classification (SIC) number of the industry; number of employees.

                    2. Biographical sketches of all executives, key personnel, directors and major stockholders; signed personal statement of net worth for each principal.

                    3.   Personal, business and technical references.

                    4. Financial statements for the past five years, preferably audited.

                    5. Amount requested, and proposed use of funds; growth projections, if available.

                    6.   Names of principal suppliers and customers.

                    7. Brief analysis of the market and industry, method of distribution, and competition.

                    8. Samples of promotional or descriptive literature on products or services offered.

          BOARD OF DIRECTORS

               *    Thomas R. Beecher, Jr.   Chairman of the Board,
                                             Attorney-at-law, Buffalo, N.Y.

               *c   Robert P. Fine           Attorney-at-law, Hurwitz &
                                             Fine, P.C., Buffalo, N.Y.

               acp  Emma K. Harrod, M.D.     Physician, Buffalo, N.Y.

               a    Willis S. McLeese        Chairman, Colmac Holdings,
                                             Ltd., Toronto, Canada

               *a   Reginald B. Newman II    President, NOCO Energy Corp.,
                                             Tonawanda, N.Y.

               *cp  Jayne K. Rand            Vice President, M&T Bank,
                                             Buffalo, N.Y.

               *p   Donald A. Ross           Consultant


          OFFICERS

               Allen ("Pete") F. Grum   President, Chief Executive Officer

               Nora B. Sullivan         Executive Vice President

               Robin K. Penberthy       Secretary and Treasurer


               *    Member of Executive Committee
               a    Member of Audit Committee
               c    Member of Compensation Committee
               p    Member of Pension Committee


          CORPORATE DATA

               General Counsel          Hodgson, Russ, Andrews, Woods &
                                        Goodyear, LLP

               Independent Accountants  Deloitte & Touche LLP

               Transfer Agent &         Continental Stock Transfer & Trust
               Registrar                Company

               Stock Listing            Over the Counter NASDAQ symbol RAND